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                                                          EXHIBIT 23-1









                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34569) of Collins & Aikman Corporation of our report dated June 26, 2003 relating to the financial statements of the Collins & Aikman Personal Savings Plan, which appears in this Form 11-K.





June 27, 2003











                                      F-13